Note Payable	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
NOTE 14 - Note Payable

On May 3, 2013, Acquisition Sub #1 entered into a secured promissory note with Security State Bank of Marine in Minnesota (the "Note Payable"). The key terms of the Note Payable include: (i) a principal value of $20,000, (ii) an interest rate of 6.0%, and (iii) a term of three years with a maturity date of May 2, 2016. The Note Payable is collateralized by a vehicle.

On May 30, 2014, Acquisition Sub #4 entered into a promissory note with Rose Manzo, a private individual (the "Manzo Note"). The key terms of the Manzo Note include: (i) a principal value of $115,000, (ii) an interest rate of 12.0%, and (iii) principal balance to be paid upon the raising of additional necessary capital.

Future minimum note payments due are as follows:

Year Ended December 31,
2015	$121,905
2016	2,971
Total minimum note payments	$124,876